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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported) November 18, 1997
                                                      -----------------


   Commission     Registrant; State of Incorporation;      IRS Employer
   File Number       Address; and Telephone Number       Identification No.
   -----------    ----------------------------------     ------------------
     0-10516            ALIANT COMMUNICATIONS INC.           47-0632436
                        (A Nebraska Corporation)
                        1440 M Street
                        Lincoln, NE 68508
                        402-436-5289

     2-39373            ALIANT COMMUNICATIONS CO.            47-0223220
                        (A Delaware Corporation)
                        1440 M Street
                        Lincoln, NE 68508
                        402-436-5289


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Item 5.  Other Events
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                              PRESS RELEASE

Lincoln, Nebraska-Aliant Communications (NASDAQ: ALNT) today filed an application with the Nebraska Public Service Commission (NPSC) proposing several rate adjustments. The proposed changes include an increase in local residential service rates, a decrease in local business rates, a decrease in long distance rates for calls within Aliant's 22-county operating area in southeast Nebraska, and the elimination of the charge for touch calling service. The combined effect of the proposed rate adjustments would be revenue neutral for Aliant Communications.
     The company proposes that all local residential rates be set at $16.35 a month, regardless of a customer's location within Aliant's 22-county service area. Currently, there are four residential rates groups: $11.00, $12.10, $12.65 and $13.75 a month, depending on the community. The basic business rates also would be adjusted to a uniform rate of $31.40 a month. Current business rates are also in four rate groups: $33.00, $35.00, $37.00 and $39.00 a month, depending on the community.
     The proposed rate of $16.35 for residential customers would be the same as the basic local service rate in Omaha and other communities in Nebraska served by U S West. U S West business customers currently pay $37.55 a month compared to Aliant Communications' proposed rate of $31.40 a month.
     The majority of customers would also benefit from two other rate adjustments. The charge for touch call service of $1.50 per business line and 50 cents for each residential line would be eliminated. Long distance rates for daytime calls within southeast Nebraska would decrease from 18 cents to 11 cents a minute, the rate now charged for calls in the evening, at night and on weekends. Rates for calls in Enhanced Local Calling Areas (a 25-mile radius around each exchange) would decrease from 12 cents to 11 cents a minute during the day. The evening, night and weekend rate would remain at 6 cents a minute.
     The impact of these rate adjustments would vary depending upon the customers' location and the amount of long distance and toll calls they make within southeast Nebraska. For example, a residential customer in Lincoln would pay $2.10 a month more for local service (after deducting the 50 cent touch call charge), while a business customer's local rate would be reduced by $9.10, including the elimination of the touch call charge.
     Aliant Communications will hold public informational meetings concerning this proposal in Hastings on January 6, 1998 and in Lincoln on January 7, 1998. Customers will be notified of the time and place of these meetings by an insert in their monthly bills.
     Aliant Communications is a diversified communications company providing a comprehensive array of services and retail products to consumers, businesses, educational institutions and government agencies as well as wholesale network services to other communications companies. Web site: www.aliant.com

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                                SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant, Aliant Communications Inc., has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 Aliant Communications Inc.
                               ------------------------------
                                       (Registrant)


      November 18, 1997           /s/ Michael J. Tavlin
Date.....................   ......................................
                                         (Signature)
                            Michael J. Tavlin, Vice President-
                               Treasurer



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                                SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant, Aliant Communications Co., has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Aliant Communications Co.
                               ------------------------------
                                       (Registrant)


      November 18, 1997           /s/ Michael J. Tavlin
Date.....................   ......................................
                                         (Signature)
                            Michael J. Tavlin, Vice President-
                               Treasurer


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